UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 8, 2016

                        BLUE LINE PROTECTION GROUP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)



          Nevada                        000-52942                20-5543728
  ------------------------         ------------------        -----------------
(State or other jurisdiction      (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)

                             1350 Independence St.,
                               Lakewood, CO 80215
                  -------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (800) 844-5576

                       -----------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On April 8, 2016, the Board of Directors of Blue Line Protection Group, Inc., (the "Company"), based on the recommendation of management, and after discussion with the Company's former independent registered public accounting firm, Seale and Beers, CPAs, determined that the Company's consolidated financial statements for the fiscal year ended December 31, 2014 should no longer be relied upon since the expense for the fair value of the stock options vested upon grant was incorrectly amortized instead of being expensed during the year.

     The effects of the restatement on the Company's financial statements as of, and for the year ended December 31, 2014, are following:

Balance Sheet
                                                As
                                            Previously   Effect of      As
                                             Reported   Restatement  Restated
                                            -----------------------------------
Additional paid-in capital                  $ 2,788,934 $   692,000 $3,480,934
Accumulated (Deficit)                       $(2,528,422) $ (692,000)$(3,220,422)

Consolidated Statement of Operations
                                                As
                                            Previously   Effect of      As
                                             Reported   Restatement  Restated
                                           ------------------------------------
Stock based compensation                   $   480,675 $    692,000 $1,172,675
Net loss                                   $(2,425,941) $  (692,000)$(3,117,941)
Net loss per share - basic
                                           $    (0.02) $     (0.01) $   (0.03)
Net loss per share - fully diluted         $    (0.02) $     (0.01) $   (0.03)


Consolidated Statement of Shareholders'
Equity
                                                As
                                            Previously   Effect of      As
                                             Reported   Restatement  Restated
                                           ------------------------------------
Additional paid-in capital                 $ 2,788,934 $    692,000 $3,480,934
Accumulated (Deficit)                      $(2,528,422) $  (692,000)$(3,220,422)

Consolidated Statement of Cash Flows
                                                As
                                            Previously   Effect of      As
                                             Reported   Restatement  Restated
                                           ------------------------------------
Operating activities
   Net loss                                $(2,425,941) $ (692,000)$(3,117,941)
   Stock based compensation expense        $   490,176 $    692,000 $1,182,176

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 12, 2016

                                 BLUE LINE PROTECTION GROUP, INC.



                                 By: /s/ Dan Allen
                                     -----------------------------------------
                                     Dan Allen, Chief Executive Officer